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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 29, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-13427.


Louisville, Kentucky                                     Arthur Andersen LLP
March 25, 1997                                           ----------------------
                                                         Arthur Andersen LLP